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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 19, 2000
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               Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      333-52021                                        13-3526694
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(Commission File Number)                  (I.R.S. Employer Identification No.)


 One New York Plaza, New York, New York                           10292
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 778-1000
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             (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

                  In June 2000, the Registrant will cause the issuance and sale of approximately $244,520,000 initial principal amount of various classes of Asset-Backed Notes, Series 2000-1 (the "Notes") pursuant to an Indenture to be dated as of June 30, 2000, among PeopleFirst.com Auto Receivables Owner Trust 2000-1, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee. In connection with the sale of the Notes to the public, the Registrant has been advised by Prudential Securities Incorporated and Barclays Capital (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain combined ABS and Collateral Term Sheets and certain Computational Materials (the "Series Term Sheets and Computational Materials") following the effective date of Registration Statement No. 333-52021 but prior to the availability of a final Prospectus relating to the Notes. The Series Term Sheets and Computational Materials are being filed as an exhibit to this report.

                  The Series Term Sheets and Computational Materials attached hereto have been provided by the Underwriters. The information in the Series Term Sheets and Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Business Acquired

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits.

                  99.1 Series Term Sheets and Computational Materials prepared by the Underwriters in connection with the sale of the Notes of the Registrant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRUDENTIAL SECURITIES SECURED FINANCING
                                       CORPORATION
                                       (Registrant)




Dated: June 19, 2000                    By: /s/ Evan J. Mitnick
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                                        Name:   Evan J. Mitnick
                                        Title:  Vice President - Asset-Backed
                                                  Finance Group










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                                INDEX TO EXHIBITS

Exhibit
  No.           Document Description
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 99.1           Series Term Sheets and Computational Materials prepared by the
                Underwriters in connection with the sale of the Notes of the Registrant.








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